Segment Information (Details)	6 Months Ended
Mar. 31, 2026 Segment
Segment Information [Abstract]
CODM description	Reportable operating segments include components of an entity about which separate financial information is available and which operating results are regularly reviewed by the chief operating decision maker (“CODM”), Mr. Wai Yiu Yau, to make decisions about resources to be allocated to the segment and assess each operating segment’s performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief operating decision maker
Number of operating segment	1
Number of reportable segment	1